UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

TM ENTERTAINMENT AND MEDIA, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33746	20-8951489
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 East 87th Street, New York, NY	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 289-6942

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 29th, 2009, TM Entertainment and Media, Inc. (the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Hong Kong Mandefu Holding Limited (d/b/a China MediaExpress) (“CME”), pursuant to which CME would become a wholly owned subsidiary of the Company. On June 22, 2009, the Company issued a press release announcing the operating results of CME for the quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Attached hereto as Exhibit 99.2 is a copy of a presentation and other information being provided by the Company to certain investors regarding the proposed acquisition of CME, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 22, 2009.
99.2	Investor Presentation dated June 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2009	TM Entertainment and Media, Inc.

	By:	/s/ Theodore S. Green

Name: Theodore S. Green
Chairman, Co-Chief Executive Officer Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 22, 2009.
99.2	Investor Presentation dated June 22, 2009.

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